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SUPPLEMENT DATED august 26, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

Effective September 1, 2016, the Prospectus is amended as follows:

I.          The section in the Fund Summary under the heading “Portfolio Managers” on page FSC-S4 is replaced with the following:

            Portfolio Managers

Edward B. Jamieson

President, Chief Investment Officer and Director of Advisers and portfolio manager of the Fund since 2005.

John P. Scandalios

Vice President of Advisers and portfolio manager of the Fund since September 2016.

Michael McCarthy, CFA

Executive Vice President of Advisers and portfolio manager of the Fund since 1995.

James Cross, CFA

Portfolio Manager of Advisers and portfolio manager of the Fund since 2006.

II.         In the Fund Details, under the heading “Management,” the portfolio manager information on page FSC-D6 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments of small and mid-cap companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

Edward B. Jamieson   President, Chief Investment Officer and Director of Advisers

Mr. Jamieson has been the lead portfolio manager of the Fund 2005. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1987.

John P. Scandalios   Vice President of Advisers

Mr. Scandalios has been a portfolio manager of the Fund since September 2016, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

Michael McCarthy, CFA   Executive Vice President of Advisers

Mr. McCarthy has been a portfolio manager of the Fund since 1995, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

James Cross, CFA   Portfolio Manager of Advisers

Mr. Cross has been a portfolio manager of the Fund since 2006, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1998.

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Please keep this supplement with your prospectus for future reference.

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